Business, Liquidity and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Principles of Consolidation	Principles of Consolidation — We consolidate our financial statements with our wholly-owned subsidiaries, Cequent, MDRNA, and Atossa, and eliminate any inter-company balances and transactions.
Use of Estimates

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Estimates having relatively higher significance include revenue recognition, R&D costs, stock-based compensation, valuation of warrants, valuation and estimated lives of identifiable intangible assets, impairment of long-lived assets, valuation of features embedded within note agreements and amendments, and income taxes. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Fair Value of Financial Instruments — We consider the fair value of cash, accounts receivable, accounts payable and accrued liabilities not to be materially different from their carrying value. These financial instruments have short-term maturities. We follow authoritative guidance with respect to fair value reporting issued by the Financial Accounting Standards Board (“FASB”) for financial assets and liabilities, which defines fair value, provides guidance for measuring fair value and requires certain disclosures. The guidance does not apply to measurements related to share-based payments. The guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

Our cash is subject to fair value measurement and is determined by Level 1 inputs. We measure the liability for committed stock issuances with a fixed share number using Level 1 inputs. We measure the liability for price adjustable warrants and certain features embedded in notes, using the Black-Scholes option pricing model (“Black-Scholes”), using Level 3 inputs. The following tables summarize our liabilities measured at fair value on a recurring basis as of December 31, 2014 and 2015:

(in thousands)	Balance at December 31, 2014	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Fair value liability for price adjustable warrants	$9,225	$-	$-	$9,225
Fair value liability for shares to be issued	75	75	-	-
Total liabilities at fair value	$9,300	$75	$-	$9,225

	Balance at December 31, 2015	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Fair value liability for price adjustable warrants	$2,491	$-	$-	$2,491
Fair value liability for shares to be issued	60	60	-	-
Total liabilities at fair value	$2,551	$60	$-	$2,491

The following presents activity of the fair value liability of price adjustable warrants determined by Level 3 inputs for the years ended December 31, 2014 and 2015:

		Weighted average as of each measurement date
(in thousands, except per share data)	Fair value liability for price adjustable warrants (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life (in years)	Risk free rate
Balance at December 31, 2013	$5,226	$0.28	$0.40	124%	4.08	1.30%
Fair value of price-adjustable warrants issued in connection with Series C Convertible Preferred Shares	5,929	0.75	1.50	123%	7.0	0.55%
Exercise of Warrants	(1,917)	0.36	1.14	133%	3.07	0.77%
Change in fair value included in consolidated statement of operations	(13)	-	-	-	-	-
Balance at December 31, 2014	9,225	0.42	0.95	121%	3.51	0.90%
Fair value of price-adjustable warrants issued in connection with Series D Convertible Preferred Shares	575	0.40	0.44	97%	1.19	0.73%
Change in fair value included in consolidated statement of operations	(7,309)	-	-	-	-	-
Balance at December 31, 2015	$2,491	$0.42	$0.27	99%	1.79	0.46%

Impairment of Long Lived Assets

Impairment of Long Lived Assets — We review all of our long-lived assets for impairment indicators throughout the year and perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for indefinite-lived intangible assets at least annually at December 31. When necessary, we record charges for impairments. Specifically:

•	For finite-lived intangible assets, such as developed technology rights, and for other long-lived assets, we compare the undiscounted amount of the projected cash flows associated with the asset, or asset group, to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate; and

•	For indefinite-lived intangible assets, such as acquired in-process R&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any.

Concentration of Credit Risk and Significant Customers

Concentration of Credit Risk and Significant Customers — We operate in an industry that is highly regulated, competitive and rapidly changing and involves numerous risks and uncertainties. Significant technological and/or regulatory changes, the emergence of competitive products and other factors could negatively impact our consolidated financial position or results of operations.

We have been dependent on our collaborative and license agreements with a limited number of third parties for a substantial portion of our revenue, and our discovery and development activities may be delayed or reduced if we do not maintain successful collaborative arrangements. We had $0.5 million in licensing revenue in 2014 from MiNA Therapeutics, Ltd. (“MiNA”). We had $0.7 million in licensing revenue in 2015, with 71% from Mirna Therapeutics, Inc. (“Mirna”) and 29% from MiNA.

We maintain our cash in a single bank account. Any amount over the limits insured by the Federal Deposit Insurance Corporation could be at risk in the event of a bank default.

Upon the closing of the Microlin Transaction, we expect to receive as consideration for the sale of substantially all the assets of our historical business operations, such number of shares of the common stock of Microlin as represents approximately 25% of the issued and outstanding shares of Microlin common stock on a fully diluted basis immediately following the consummation of the Microlin Transaction. As a result, our future business performance will be highly dependent upon the financial performance of Microlin and the value of the Microlin shares that we will continue to hold, as the Microlin shares would represent substantially all of our assets at such time.

Reclassifications	Reclassifications — Certain amounts have been reclassified in prior period consolidated financial statements to conform to the current year presentation.
Revenue Recognition

Revenue Recognition — Revenue is recognized when persuasive evidence that an arrangement exists, delivery has occurred, collectability is reasonably assured, and fees are fixed or determinable. Deferred revenue expected to be recognized within the next 12 months is classified as current. Substantially all of our revenues are generated from licensing arrangements that do not involve multiple deliverables and have no ongoing influence, control or R&D obligations. Our license arrangements may include upfront non-refundable payments, development milestone payments, patent-based or product sale royalties, and commercial sales, all of which are treated as separate units of accounting. In addition, we may receive revenues from sub-licensing arrangements. For each separate unit of accounting, we have determined that the delivered item has value to the other party on a stand-alone basis, we have objective and reliable evidence of fair value using available internal evidence for the undelivered item(s) and our arrangements generally do not contain a general right of return relative to the delivered item.

Revenue from licensing arrangements is recorded when earned based on the specific terms of the contracts. Upfront non-refundable payments, where we are not providing any continuing services as in the case of a license to our IP, are recognized when the license becomes available to the other party.

Milestone payments typically represent nonrefundable payments to be received in conjunction with the uncertain achievement of a specific event identified in the contract, such as initiation or completion of specified development activities or specific regulatory actions such as the filing of an Investigational New Drug Application (“IND”). We believe a milestone payment represents the culmination of a distinct earnings process when it is not associated with ongoing research, development or other performance on our part and it is substantive in nature. We recognize such milestone payments as revenue when it becomes due and collection is reasonably assured.

Royalty and earn-out payment revenues are generally recognized upon commercial product sales by the licensee as reported by the licensee.

R&D Costs	R&D Costs — All R&D costs are charged to operations as incurred. R&D expenses consist of costs incurred for internal and external R&D and include direct and research-related overhead expenses.
Stock-based Compensation

Stock-based Compensation — We use Black-Scholes for the valuation of stock-based awards. Stock-based compensation expense is based on the value of the portion of the stock-based award that will vest during the period, adjusted for expected forfeitures. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual or updated results differ from our current estimates, such amounts will be recorded in the period the estimates are revised. Black-Scholes requires the input of highly subjective assumptions, and other reasonable assumptions could provide differing results. Our determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by our stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected life of the award and expected stock price volatility over the term of the award. Stock-based compensation expense is recognized immediately for immediately-vested portions of the grant, with the remaining portions recognized on a straight-line basis over the applicable vesting periods based on the fair value of such stock-based awards on the grant date. Forfeiture rates have been estimated based on historical rates and compensation expense is adjusted for general forfeiture rates in each period. Beginning in September 2014, we did not use historical forfeiture rates and did not apply a forfeiture rate as the historical forfeiture rate was not believed to be a reasonable estimate of the probability that the outstanding awards would be exercised in the future. Given the specific terms of the awards and the recipient population, we expect these options will all be exercised in the future.

Non-employee stock compensation expense is recognized immediately for immediately-vested portions of a grant, with the remaining portions recognized on a straight-line basis over the applicable vesting periods. At the end of each financial reporting period prior to vesting, the value of the unvested stock options, as calculated using Black-Scholes, is re-measured using the fair value of our common stock, and the stock-based compensation recognized during the period is adjusted accordingly.

Net Income (Loss) per Common Share

Net Income (Loss) per Common Share — Basic net income (loss) per common share is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share includes the effect of common stock equivalents (stock options, unvested restricted stock, and warrants) when, under either the treasury or if-converted method, such inclusion in the computation would be dilutive. Net income (loss) is adjusted for the dilutive effect of the change in fair value liability for price adjustable warrants, if applicable. The following number of shares have been excluded from diluted net income (loss) since such inclusion would be anti-dilutive:

	Year Ended December 31,
	2014	2015
Stock options outstanding	1,084,106	1,316,106
Warrants	21,212,813	7,037,946
Convertible preferred stock	8,000,000	8,925,000
Total	30,296,919	17,279,052

The following is a reconciliation of basic and diluted net income (loss) per share:

(in thousands, except per share data)	Year Ended December 31,
	2014	2015
Net income (loss) – numerator basic	$(12,477)	$2,647
Change in fair value liability for price adjustable warrants	-	(7,309)
Net loss excluding change in fair value liability for price adjustable warrants	$(12,477)	$(4,662)
Weighted average common shares outstanding – denominator basic	24,635	26,302
Effect of price adjustable warrants	-	6,573
Weighted average dilutive common shares outstanding	24,635	32,875
Net income (loss) per common share – basic	$(0.51)	$0.10
Net loss per common share – diluted	$(0.51)	$(0.14)

Income Taxes

Income Taxes — Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or pledged. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Tax benefits in excess of stock-based compensation expense recorded for financial reporting purposes relating to stock-based awards will be credited to additional paid-in capital in the period the related tax deductions are realized. Our policy for recording interest and penalties associated with audits is to record such items as a component of loss before taxes.

We assess the likelihood that our deferred tax assets will be recovered from existing deferred tax liabilities or future taxable income. Factors we considered in making such an assessment include, but are not limited to, estimated utilization limitations of operating loss and tax credit carry-forwards, expected reversals of deferred tax liabilities, past performance, including our history of operating results, our recent history of generating tax losses, our history of recovering net operating loss carry-forwards for tax purposes and our expectation of future taxable income. We recognize a valuation allowance to reduce such deferred tax assets to amounts that are more likely than not to be ultimately realized. To the extent that we establish a valuation allowance or change this allowance, we would recognize a tax provision or benefit in the consolidated statements of operations. We use our judgment to determine estimates associated with the calculation of our provision or benefit for income taxes, and in our evaluation of the need for a valuation allowance recorded against our net deferred tax assets.

Recent Accounting Standards

Recent Accounting Standards – In November 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-17, “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes”, which provides guidance on the classification of deferred taxes in a classified balance sheet. ASU 2015-17 requires that all deferred tax assets and liabilities be classified as noncurrent in a classified balance sheet. This only applies to entities that present a classified balance sheet. The FASB is currently evaluating income tax disclosures as part of the disclosure framework project, therefore, there are no changes to current income tax disclosures as a result of ASU 2015-17 for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Earlier application is permitted as of the beginning of an interim or annual reporting period. The amendments in ASU 2015-17 may be applied either prospectively to all deferred tax assets and liabilities or retrospectively to all periods presented. The Company has elected to early adopt as permitted by ASU 2015-17.

In July 2015, the FASB voted to defer the effective date of ASU 2014-09, “Revenue from Contracts with Customers”, for all entities by one year. ASU 2014-09 provides guidance for revenue recognition. This ASU’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This ASU also requires additional disclosures. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2017 and first interim period in the year of adoption. Early adoption is permitted and entities choosing to adopt early will apply the new revenue standard to all interim reporting periods within the year of adoption. The Company is currently in the process of evaluating the impact of the adoption of this ASU on the financial statements.

In April 2015, the FASB issued ASU 2015-03, “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 provides that debt issuance costs related to a recognized debt liability should be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. The recognition and measurement guidance for debt issuance costs have not changed. This ASU is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The Company has elected to early adopt as permitted by ASU 2015-03.

In August 2014, the FASB issued ASU 2014-15, “Presentation of Financial Statements – Going Concern: Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern”. This guidance addresses management's responsibility in evaluating whether there is substantial doubt about a company's ability to continue as a going concern and to provide related footnote disclosures. The guidance is effective for fiscal years ending after December 15, 2016 and for annual and interim periods thereafter, with early adoption permitted. The Company is currently in the process of evaluating the impact of the adoption of this ASU on the financial statements.